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                                                                    EXHIBIT 10m4

Schedule identifying substantially identical agreements, among Fortune Brands, Inc. ("Fortune") and each of the following persons, to the Agreement constituting Exhibit 10m3 to the Annual Report on Form 10-K of Fortune for the Fiscal Year ended December 31, 2001.

________________________________________________________________________________

                                         Name
                                         ----

                                      Mark Hausberg
                                      Mark A. Roche